$150 Million Senior Notes Offering MARCH 2004

Forward Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the stability of the capital markets, delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, general economic conditions and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission.

Issuer: KCS Energy, Inc. Amount: $150 million Securities: Senior Unsecured Notes Maturity: 8 Years (2012) Optional Redemption: Non callable for four years Guarantees: All current and certain future subsidiaries Expected Ratings: B3 (stable) / B- (stable) Use of Proceeds: Redeem $125 Million principal amount of 8 7/8% Senior Subordinated Notes due 2006 and repay amounts outstanding under the revolving credit facilities Anticipated Pricing: Week of March 22nd Sole Book Manager: Credit Suisse First Boston Offering Summary

Management Participants James W. Christmas Founder, Chairman and Chief Executive Officer William "Bill" N. Hahne President and Chief Operating Officer

Company Overview

Who We Are A leading independent exploration & production company with operations primarily in the Mid-Continent and Gulf Coast regions Publicly traded on the New York Stock Exchange - "KCS" Equity market capitalization of over $500 million Natural gas focus As of December 31, 2003, we had proved reserves of 268 Bcfe Growing reserves and production Significant, low-risk drilling inventory Approximately 130 proved undeveloped drilling locations Over 450 identified probable and possible drilling locations Plan to drill 100+ wells in 2004

Company History KCS' management team has significantly improved operational and financial conditions of the Company since 2000. Total Debt ($ in millions) Proved Reserves (Bcfe) 1988 spin off from a New Jersey Utility 1996 - 1998 Acquired Medallion Resources and Manderson Field $214 million of VPP's acquired 1998 - 2001 Disappointing Manderson performance; significant price decline Discontinued VPP acquisition program 2001 - 2002 Strengthened technical team Sold production payment for $175 million Sold properties to reduce debt Re-focused operations 2003 Retired remaining $61 million of Senior Notes Drilled 78 wells with 92% success ratio New $100 million credit facility Raised $52 million equity Substantially grew production and reserves

Key Investment Highlights Demonstrated ability to grow through the drill bit Growing production and reserve base Significant inventory of low-risk drilling opportunities Significant free cash flow Low cost structure Significant asset coverage Conservative capital structure and financial policies Experienced management team with a proven track record

Our Operations 268 Bcfe (NSAI Audited) 85% Natural Gas 78% Operated 74% Proved Developed PV-10 = $634 Million(1) R/P Ratio = 9.6 Years Anadarko Basin South Texas Sawyer Canyon Arkoma Basin Arklatex Mid-Continent Gulf Coast Exploitation of existing fields is expected to yield significant future reserve growth. (1) 12/31/03 SEC PV-10 value at $5.97/Mmbtu Henry Hub spot and $29.25/Bbl WTI. Elm Grove

Production Growth (1) Net of production payment obligation. (2) 2004E represents midpoint of net production public guidance. (MMcfe/d) Growth = 24% Production (1) 2003 Production Increases 4Q gross production up 24% over 1Q 4Q net production up 43% over 1Q Cash flow and net production growth will be augmented by declining production payment obligations in 2004 and 2005 Approximately 8 Bcfe of production payment obligation remains today Net Production Growth = 43% (2)

Demonstrated Ability to Grow through the Drill Bit 3 year reserve replacement Added 192 Bcfe reserves $1.15 / Mcfe reserve replacement cost ($1.33 / Mcfe including revisions) Replaced 196% of production 86% drilling success rate In 2003, drilled 78 gross wells and achieved 92% drilling success rate 37% increase in proved reserves in 2003 - with no acquisitions (Bcfe) 86% success rate over 3 years Drilling Success Reserves Replacement Rates(1) Replaced 196% over 3 years (1) Includes revisions.

($ in millions) (1) As of March 15, 2004. (2) SEC PV-10 value based on 12/31/03 NYMEX spot prices of $5.97 per Mmbtu for natural gas and $29.25 per Bbl for oil. (3) As adjusted for the offering. Debt Coverage 4.4x 4.2x 3.2x Significant Asset Coverage Debt = $150 MM (3) Pro forma for the offering, we will have Debt / Proved Reserves of $0.56 / Mcfe and Debt / Proved Developed Reserves of $0.75 / Mcfe. (1) (2) (2)

Business Strategies Operational Focus on drill bit growth in production and reserves Emphasize exploitation and development activities in existing properties to grow production and reserves 580+ identified locations Capitalize on tight gas drilling and completion expertise Control operations to effectively manage operating costs, capital expenditures and timing decisions Continually expand inventory of drilling locations Financial Fund capital expenditures out of cash flow Continue to reduce debt / mcfe (five straight years of debt reduction) Hedge portion of future volumes to protect base level of capital expenditures

Low Cost Structure (1) As adjusted interest expense assumes debt capitalization consisting only of $150 million senior notes multiplied by assumed interest rate. Full Cycle Break-Even Analysis Pro forma for the offering, we will have one of the lowest full cycle cost structures in our peer group.

Significant Adjusted Free Cash Flow and Liquidity Adjusted Free Cash Flow ($ in millions) ($ in millions) Liquidity (1) As adjusted assumes debt capitalization consisting only of $150 million senior notes multiplied by assumed interest rate. (2) Based on 3-year average reserve replacement cost of $1.33 / Mcfe (including revisions) and mid-point of 2004 net production of public guidance. (1) (1) (1) 14

Operations Overview

Areas of Operation Michigan, California, Rockies 49 Bcfe (19%) $90MM PV-10 (14%) Other Properties Other Mid-Continent 79 Bcfe (29%) $169MM PV-10 (27%) Elm Grove 77 Bcfe (29%) $213MM PV-10 (34%) Mid-Continent Gulf Coast 62 Bcfe (23%) $163MM PV-10 (25%) Gulf Coast Elm Grove

2003 Drilling Locations

Elm Grove Field Type Log Elm Grove Field North Louisiana Type Log HOSSTON UPPER COTTON VALLEY C&D Sands McFearen Fannie - Randall Turner Davis (5,900' - 8,100') (8,500' - 8,600') (9,100' - 9,400') (9,900' - 10,100') LOWER COTTON VALLEY A&B Sands (8,600' - 8,900') D&E Sands Cotton Valley Davis

2003 Elm Grove Activity

Elm Grove Future Locations

Elm Grove Field, North Louisiana Cotton Valley and Hosston formations Depth 5,900'-10,200' KCS WI = 91 - 100% - 9 Sections 33% - 1 Section (Non-Op) Average Cotton Valley well cost: $1.3 million 2003 Initial Cotton Valley production rate: 2.4 MMcfpd / well Reserve potential: 1.5-2.5 Bcfe / well 75-120 additional wells Wells Drilled Production

Joaquin Field, East Texas

Travis Peak Sands Depth 6,000'-8,600' 3,900 acres; KCS WI = 74-100% Well cost: $1.0-$1.6 million Initial production rate: 1-4 MMcfpd / well Reserve potential: 1.0-2.0 Bcfe / well 20-30 additional wells Joaquin Field, East Texas MCFEPD Wells Drilled Production

Talihina Field, Oklahoma Overthrust Jackfork formation Depth 3,900'-5,600' 24 sections; KCS WI = 19 - 70% Well cost: $1.0 - $1.6 million Initial production rate: 2 - 4 MMcfpd Reserve potential: 2 - 5 Bcfe / well 10 - 30 additional wells Wells Drilled

Canyon Sandstone Depth 4,000' - 6,000' 50 sections; KCS WI = 91 - 100% Average well cost: $0.35 million Initial production rate: 300 Mcfpd / well Reserve potential: 0.3 Bcfe / well 50-120 additional wells Sawyer Canyon, Sutton County, Texas MCFEPD Wells Drilled Production

Gulf Coast Exploration and Development Newly formed exploration team Focused on Middle- Wilcox & Vicksburg Trends in South Texas 6 exploration and 13 development wells drilled in 2003 10-13 exploration wells anticipated in 2004 (12% of KCS capital program) 12-13 development wells planned in 2004

Significant Inventory of Low Risk Drilling Opportunities Established additional Elm Grove and Sawyer Canyon locations Developing plays at Joaquin and Talihina South Texas exploration will generate follow-up development wells Drilling Schedule In addition, we have significant upside potential through our moderate-risk Gulf Coast exploration program.

Capital Expenditures Total Capex 2004 Capital Allocation 2004 capital budget of $105 million More than twice what is needed to replace production Up approximately 20% from 2003 capital expenditures levels 100 - 130 wells planned to be drilled in 2004 Funded from cash flow 12% for exploration ($ in millions) ($ in millions)

Additional Potential Significant drilling potential at: Elm Grove Joaquin Sawyer Canyon Talihina California Others (1) Identified probable and possible locations in existing fields.

Historical Financial Performance

Summary Operating Statistics Gross Production Net Production(2) EBITDA(3) Adjusted EBITDA(4) (Bcfe) (Bcfe) ($ in millions) ($ in millions) (1) Production received under the VPP program that ended in November 2002. (2) Net of production payment obligation. (3) Net income before interest expense, income taxes and DD&A. (4) EBITDA adjusted for amortization of deferred revenue, accretion of asset retirement obligation, non-cash derivative losses, stock compensation, bad debt expense, cumulative effect of accounting change, and reorganization items. (1)

Balance Sheet and Credit Profile Debt / Proved Reserves ($/MCFE) Debt / Adjusted EBITDA Adjusted EBITDA(1) / Interest Expense Total Debt ($ in millions) (1) EBITDA adjusted for amortization of deferred revenue, accretion of asset retirement obligation, non-cash derivative losses, stock compensation, bad debt expense, cumulative effect of accounting change, and reorganization items. (1)

Capitalization (1) Assumes redemption of the outstanding principal amount of 87/8% senior subordinated notes due 2006, plus redemption premium totaling $3.7 million. (2) As adjusted assumes debt capitalization consisting only of $150 million senior notes multiplied by assumed interest rate. Adjusted EBITDA to interest coverage will significantly improve from approximately 5.0x to approximately 9.0x. ($ in millions)

Financial Strategy Fund capital expenditures out of cash flow Maintain conservative levels of debt Target less than $0.50 / Mcfe Use equity to further strengthen balance sheet (as demonstrated in November 2003) Hedge portion of 2004 and 2005 volumes to protect base level of capital expenditures sufficient to replace production We are committed to maintaining a strong balance sheet and financial flexibility.

Hedging Ensure sufficient cash flow to fund capital expenditure program to replace net production Protect against potential price decline while maintaining significant pricing upside through the utilization of swaps, collars and floors Hedge no more than 75% of production, including volumes dedicated to production payment obligations and fixed price contracts Focus on nearby 12 months, but opportunistically extend beyond that Protect against margin calls Note: Hedge position as of 3/12/04. 2004 Hedges (1) Based on percent of fourth quarter 2003 production.

Summary

Key Investment Highlights Demonstrated ability to grow through the drill bit Growing production and reserve base Significant inventory of low-risk drilling opportunities Significant free cash flow Low cost structure Significant asset coverage Conservative capital structure and financial policies Experienced management team with a proven track record

Supplemental Information

Adjusted EBITDA Reconciliation ($ in millions)

Adjusted EBITDA to Operating Cash Flow Reconciliation ($ in millions)

2004 and 2005 Hedge Position Note: Hedge position as of 3/12/04. (1) Based on percent of fourth quarter 2003 production. 2004 Hedge Position 2005 Hedge Position

2003 Gulf Coast Exploration Program

2004 Gulf Coast Exploration Program